Investor Presentation September 2025 Exhibit 99.1

Forward Looking Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the significant market opportunity in both polyp and non-polyp CRS populations, whether the majority of patients with CRS are not served by current treatments, our evaluation and investigation of the ENLIGHTEN 1 and ENLIGHTEN 2 results and how they inform our path forward, our planned regulatory interaction and path for LYR-210, our ability to correctly interpret feedback received from FDA in December 2024 and September 2025 as well as our belief we have clarity on the regulatory path for LYR-210, whether patients with PAR was a significant confounder in the results of ENLIGHTEN 1, our expectations on the need, size and timing for any pivotal trial for LYR-210, our ability to raise money to fund another pivotal trial for LYR-210, our ability to design, implement and complete a new Phase 3 trial, if necessary, our ability to be targeted in our go to market strategy, whether LYR-210, if advanced, would be positioned to align with current ENT practices, and statements regarding the potential market opportunity for LYR-210. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the fact that the Company has incurred significant losses since inception and expects to incur additional losses for the foreseeable future; the Company's need for substantial additional funding, which may not be available, including funding to initiate and complete another Phase 3 trial for LYR-210 in CRSsNP, if necessary; the Company’s ability to continue as a going concern; the failure of our ENLIGHTEN 1 Phase 3 trial to meet its primary endpoint has made it more difficult for the Company to raise capital; our loss of personnel from a reduction in force in May 2024 following the failure of our ENLIGHTEN 1 Phase 3 trial to meet its primary endpoint significantly and adversely affects our operations; the Company’s limited operating history; the fact that the Company has no approved products; the fact that the Company’s product candidates are in various stages of development; the fact that clinical trial data is subject to change until the completion of the applicable clinical study report; the fact that the Company may not be successful in its efforts to identify and successfully commercialize its product candidates; the fact that clinical trials required for the Company’s product candidates are expensive and time-consuming, and their outcome is uncertain; the Company’s potential inability to obtain required regulatory approvals; effects of recently enacted and future legislation; the possibility of system failures or security breaches; effects of significant competition; the fact that the successful commercialization of the Company’s product candidates will depend in part on the extent to which governmental authorities and health insurers establish coverage, adequate reimbursement levels and pricing policies; failure to achieve market acceptance; product liability lawsuits; while we restarted the manufacturing of our product candidates internally, we may face delays and challenges in achieving our desired production level, especially with our limited staff; the fact that the Company must scale our in-house manufacturing capabilities for the manufacture of materials for its clinical trials and commercial supply; the Company's reliance on third parties to conduct its clinical trials; the Company's inability to succeed in establishing and maintaining collaborative relationships; the Company's reliance on certain suppliers critical to its production; failure to obtain and maintain or adequately protect the Company's intellectual property rights; failure to retain key personnel or to recruit qualified personnel; difficulties in managing the Company's growth; effects of natural disasters, terrorism, wars and global pandemics; the fact that the price of the Company's common stock may be volatile and fluctuate substantially; significant costs and required management time as a result of operating as a public company and any securities class action litigation. These and other important factors discussed under the caption "Risk Factors" in the Company's Quarterly Report on Form 10-Q filed with the SEC on August 12, 2025 and its other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation also includes statistical and market data that we obtained from industry, publications and research, surveys and studies conducted by third parties or us. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent partners and by us. Neither Lyra’s most advanced product candidate, LYR-210, nor its pipeline product candidate, LYR-220, have been approved by FDA. This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

(1) Summary Health Statistics Tables for U.S. Adults: National Health Interview Survey, 2018, Tables A-2b, A-2c; (2) Baguley et al. Int Forum Allergy Rhinol, 2014;4(7):525-3 Company Overview Innovative, proprietary sinonasal drug implant Designed to deliver 6 months of continuous anti-inflammatory therapy (mometasone furoate) with a single administration Robust clinical data and safety package in over 500 CRS patients with and without nasal polyps treated across six clinical trials Multi-billion dollar market opportunity in both non-polyp and polyp patients with high unmet need CRS affects ~12% of the US population(1) with ~50% of patients failing medical therapy(2) CRS without Nasal Polyps (CRSsNP) – complex inflammatory condition that affects ~70% of CRS patients CRS with Nasal Polyps (CRSwNP) – characterized by presence of nasal polyps that affects ~30% of CRS patients Advancing lead program, LYR-210 to approval in non-polyp patients ENLIGHTEN 2 Phase 3 trial met primary and key secondary endpoints Clarity from FDA on one additional study in CRS without polyps required for approval Pooled nasal polyp data in the ENLIGHTEN program showed consistent improvement over sham control in multiple subjective and objective endpoints Broad pipeline expansion opportunities in ENT Robust patent portfolio with multiple lineages including one potentially extending coverage to 2042 Late-stage biotechnology company developing long-acting, bioabsorbable, anti-inflammatory sinonasal drug implants for the treatment of chronic rhinosinusitis (CRS)

Chronic Rhinosinusitis (CRS): An "Unrecognized Epidemic"(1)

Significant market opportunity in both polyp and non-polyp CRS populations



CRS Cardinal Symptoms(1)

- Nasal obstruction and congestion
- Facial pain and pressure
- Nasal discharge
- Reduced sense of smell

CRS in the United States Annually

~8M	~4M	~$60B
CRS patients **treated**(2)	CRS patients **failing medical** management(3)	Annual healthcare expenditure(4)


With Nasal Polyps(5)
~30%
~70%
Without Nasal Polyps(5)

LYRA THERAPEUTICS

(1) Tan BK et al. Am J Respir Crit Care Med, 2013;188(11):1275–7; (2) Jang et al. Otolaryngol Head Neck Surg, 2018; (3) Baguley et al. Int Forum Allergy Rhinol, 2014;4(7):525-32; (4) Caulley et al. J Allergy Clin Immunol. 2015;136(6):1517-1522; (5) Biomedical Insights Market Sizing Assessment 2020

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Annual Incidence of CRS in the U.S. Represents Large Unmet Need

Both polyp and non-polyp CRS includes ~4M eligible patients for Lyra products; current focus on non-polyp patients, which represents 70% of the market

CRS with Polyps (~30%)[1]		CRS without Polyps (~70%)[1]
~2.4M	CRS patients **treated**[2]	~5.6M
~1.2M (Eligible Population)	CRS patients **failing medical** management[3]	~2.8M (Eligible Population)
~420K	CRS patients **currently presenting to an ENT**[4]	~980K

LYRA THERAPEUTICS

Note: Clinical development for LYR-220 is currently paused.

(1) Biomedical Insights Market Sizing Assessment 2020; (2) Jang et al. Otolaryngol Head Neck Surg, 2018; (3) Baguley et al. Int Forum Allergy Rhinol, 2014;4(7):525-32; (4) OM1 Real World Data Cloud (OM1, Inc, Boston, MA, US), 2015 – 4/2019. Analysis 9/2019

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CRS is a Large, Underserved Market

Despite the introduction of biologics for severe polyp patients, the CRS market remains highly underpenetrated with the vast majority of patients not served by current treatments

Market Size

Non-Polyp Market Size

~2.8 Million Failed Non-Polyp Patients



2.5M
Other Non-Polyp
Patients
?(5)
Xhance
270K
FESS

Polyp Market Size

~1.2 Million Failed Polyp Patients



935K
Other Polyp
Patients
4K(1)
Sinuva
42K(2)
Antibodies
80K(3)
Xhance
130K(4)
FESS

Current Standard of Care & Key Limitations

Medical Management

- ~50% of patients fail topical medical management as a first-line therapy, due to sub-optimal delivery and poor compliance
- Xhance has not been shown to be better than inexpensive, over-the-counter steroid sprays

Surgery

- Non-responders referred to sinus surgery, which does not treat the underlying cause and requires ongoing medical management
- 65% of surgical patients have recurring CRS, with 20% requiring revision surgery

Biologics for Polyps Only

- Given systemic exposure and high cost, reserved for the most severe cases (Grade 3-4 nasal polyps, which represent only 27.5% of patients[6]) and effective only in patients with Type 2 inflammation
- Despite this, Dupixent did >$1 billion in sales in CRSwNP in 2024

(1) Sinuva approved 12/2017. Estimated patients based on Intersect 2022 guidance of <$10M in annual sales, assumes annual price of $2,500/patient; (2) Dupixent, market leader of antibody class, approved 6/2019. Assumes annual net price of $30,000 and 80% of antibody market share; (3) Xhance approved 9/2017. Lyra analysis based on Xhance CRSsNP revenue. Assumes net price per patient of $220/mo x 4 rx/patient/year; (4) 1/3 of 400K annual sinus surgeries are done on patients with polyps (Denneny et al. A Pathway to Value-Based Care of Chronic Rhinosinusitis Using a Claims Database, 2018); (5) Breakdown of Xhance between polyp and non-polyp patients is not available; (6) N. Campion et al. Prevalence and Symptom Burden of Nasal Polyps in a Large Austrian Population, July 12, 2021, Journal of Allergy and Clinical Immunology (AAAAI).

LYRA THERAPEUTICS
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A Novel Drug-Eluting Implant to Deliver 6 Months of Continuous Therapy Engineered Elastomeric Matrix Shape memory intended to keep implant in place Polymer-Drug Complex Designed to deliver 6 months of continuous, local drug therapy with a single placement Bioabsorbable Mesh Scaffold Designed to maximize surface area for drug release while maintaining underlying tissue function Larger dimension for patients with enlarged anatomy including those with previous full ethmoid sinus surgery ` ` Designed to be the New Standard of Care for CRS Product Family to Address Full Spectrum of CRS Patients Only product candidate designed to provide 6 months of CRS therapy with a single treatment FDA-approved steroid: Mometasone furoate Designed to provide continuous anti-inflammatory therapy Straightforward, office-based procedure with topical anesthesia Administered nasally via a single-use applicator Potential additional indication as a surgical adjunct to improve outcomes Smaller dimension for surgery naïve patients or those with previous surgery and narrow ethmoid cavity

ENLIGHTEN 2 study met its primary endpoint Statistically significant improvement over sham in 3CS at Week 24 in the primary population of CRS patients without nasal polyps, with improvement observed as early as Week 8 Key secondary endpoints of change in 3CS and SNOT-22 in the full study population were also met Clinically meaningful improvement, more than twice the MCID observed at Week 24 relative to baseline (-22.4 points in SNOT-22) Pooled safety data from ENLIGHTEN 1 and 2 demonstrates positive safety profile, with more than 300 exposures to LYR-210 Clarity from FDA regarding one additional pivotal study for NDA in CRS without Nasal Polyps Strong Clinical Progress in CRS without Nasal Polyps – One Successful Phase 3 Study Completed

Significant Experience in CRS without Nasal Polyps, with ~300 Patients Treated in ENLIGHTEN Program

ENLIGHTEN 2 met its primary endpoint

ENLIGHTEN Program Design

Criteria

- Two Phase 3 studies of ~180 subjects each, including ~30 polyp patients each[1]
- Adult CRS patients without nasal polyps or with nasal polyps, who have failed medical management

Primary Endpoint

- Change from baseline in 3CS[2] Score at Week 24 in patients without nasal polyps

Key Secondary Efficacy Endpoints in All Participants (Polyp and Non-Polyp)

- CFBL in 3CS scores at Week 24
- CFBL in SNOT-22 score at Week 24
- CFBL in ethmoid sinus percent opacification by CT analysis at Week 20
- Rescue treatment use (pooled ENLIGHTEN 1 and ENLIGHTEN 2)

Highlights

- ENLIGHTEN 1: 40 sites in U.S (64% of patients) and Europe (36%)
- ENLIGHTEN 2: 55 sites in U.S (55% of patients) and Europe (45%)

ENLIGHTEN 1[4]



SCREENING
RANDOMIZATION
Daily Saline Irrigation
190 patients randomized 2:1
LYR-210 7500 ug (n=120)
Sham Control (n=60)
1:1
Sham Control
LYR-210 7500 ug
END OF STUDY
Screening & Run-in
Treatment Stage 24 weeks
Safety Extension Stage 28 weeks

ENLIGHTEN 2[5]



SCREENING
RANDOMIZATION
Daily Saline Irrigation
172 patients enrolled 2:1
LYR-210 7500 ug (n=120)
Sham Control (n=60)
END OF STUDY
Screening & Run-in
Treatment Stage 24 weeks

(1) 35 and 29 patients with grade 1 nasal polyps enrolled in ENLIGHTEN 1 and ENLIGHTEN 2, respectively; study population represents 95% of CRS patients; (2) Three Cardinal Symptom Score is as a composite of nasal blockage/obstruction, facial pain/pressure, and nasal discharge; (3) Nasal Congestion Score; (4) NCT05219968; (5) NCT05295459

9

ENLIGHTEN 1 enrolled nearly double the proportion of patients with perennial allergic rhinitis (PAR) than ENLIGHTEN 2. A statistically significant interaction of PAR by Treatment was detected (p=0.039), implying PAR as a confounder in ENLIGHTEN 1. ENLIGHTEN 1 and 2: Patient Demographics & Baseline Characteristics ITT Analysis Set (all patients with or without nasal polyps) ENLIGHTEN 1 ENLIGHTEN 2 LYR-210 (n=124) Sham (n=66) LYR-210 (n=111) Sham (n=61) Age in years (mean, SD) 50 (13.7) 45 (14.4) 50 (15.5) 49 (12.99) Sex (n, %) Male Female 71 (57.3) 53 (42.7) 35 (53.0) 31 (47.0) 65 (58.6) 46 (41.4) 31 (50.8) 30 (49.2) Race (n, %) White Black or African American 111 (89.5) 5 (4.0) 54 (81.8) 6 (9.1) 94 (84.7) 9 (8.1) 51 (83.6) 5 (8.2) Region (n, %) North America European Union 80 (64.5) 44 (35.5) 42 (63.6) 24 (36.4) 63 (56.8) 48 (43.2) 31 (50.8) 30 (49.2) Comorbidity (n, %) Seasonal Allergic Rhinitis Perennial Allergic Rhinitis 27 (21.8) 54 (43.5) 14 (21.2) 25 (37.9) 22 (19.8) 23 (20.7) 12 (19.7) 15 (24.6) With nasal polyps (n, %) 23 (18.5) 12 (18.2) 17 (15.3) 12 (19.7) Baseline score (mean, SD) 3CS Score SNOT-22 6.9 (1.37) 61.1(19.76) 6.7 (1.24) 60.5 (20.00) 6.5 (1.29) 56.2 (17.38) 7.2 (1.37) 58.8 (22.21)

ENLIGHTEN 2: Most Frequent Adverse Events (≥5% of patients) Safety Analysis Set Preferred Term1 ENLIGHTEN 1 ENLIGHTEN 2 LYR-210 (n=124) Sham (n=66) LYR-210 (n=112) Sham (n=60) Any adverse event 95 (76.6%) 41 (62.1%) 67 (60.4%) 27 (44.3%) Epistaxis2 23 (18.5%) 7 (10.6%) 18 (16.2%) 1 (1.6%) Nasal Odour 23 (18.5%) 0 3 (2.7%) 0 Upper respiratory tract infection 10 (8.1%) 10 (15.2%) 10 (9.0%) 5 (8.2%) Chronic sinusitis (worsened) 14 (11.3%) 3 (4.5%) 8 (7.2%) 6 (9.8%) Nasopharyngitis 10 (8.1%) 4 (6.1%) 7 (6.3%) 4 (6.6%) Sinusitis 13 (10.5%) 3 (4.5%) 1 (0.9%) 0 Acute sinusitis 14 (11.3%) 0 9 (8.1%) 3 (4.9%) COVID-19 10 (8.1%) 4 (6.1%) 5 (4.5%) 4 (6.6%) Headache 7 (5.6%) 1 (1.5%) 6 (5.4%) 3 (4.9%) Favorable safety profile with no product-related serious adverse events Events coded to a standard term using MedDRA coding dictionary Any event with terms such as blood-tinged mucus, nosebleed, etc. are coded to this preferred term and does not indicate a clinical nosebleed requiring intervention

ENLIGHTEN 2 Trial Met Primary Endpoint Statistically significant improvement in 3CS at 24 weeks, with consistent improvement over Sham control starting as early as Week 8 * Statistically significant * Represents p-value < 0.05. Composite of the 3 Cardinal Symptoms in Non-Polyp Patients

Data represent ~40% improvement in 3CS and SNOT-22 scores relative to baseline in ITT population ENLIGHTEN 2 Trial Met Key Secondary Endpoints -0.9 p=0.0209* N=170 N=172 Change in SNOT-22 at Week 24 All Patients -8.7 p=0.0101* LS Mean CFBL in % Ethmoid Opacification Change in % Ethmoid Opacification (CT) -2.15 p=0.1809 N=171 Key Secondary Endpoints * Statistically significant

ENLIGHTEN 2: Proportion of Patients Recommended for Rescue Surgery Treatment with LYR-210 reduced the need for sinus surgery by 60% compared to Sham 60% less Rescue Sinus Surgery

ENLIGHTEN 2: Patient Global Impression of Change (PGIC) in Non-Polyp Patients(1) Patients treated with LYR-210 were over 3-fold more likely than Sham-treated to experience a change of “very much better” or “much better” (1) Post-hoc analysis Odds Ratio 3.33 PGIC at Week 24

Clarity on Path to NDA Submission for CRS without Nasal Polyps As expected, an additional clinical study is required to demonstrate substantial evidence of effectiveness in CRS without nasal polyps FDA has agreed to single primary endpoint of change from baseline in 3CS at 24 weeks FDA is allowing removal of daily saline irrigation for all participants FDA has agreed that study can be modified based on the learnings of ENLIGHTEN 1 Manage PAR patients with history questionnaire and severity of disease on endoscopy / CT Inclusion criteria of CT opacification greater than or equal to 25% at baseline FDA recommends additional safety data on repeat administration of LYR-210 Met with FDA in September 2025 on NDA requirements for CRS without nasal polyps* *Subject to Company’s receipt of meeting minutes from FDA.

Large Treatment Effect Observed in Patients with Higher CT Opacification ENLIGHTEN 2 All EU Patients, ENLIGHTEN 1 & 2 In patient population with greater than 25% CT opacification, treatment effect relative to Sham of 2.5 points in 3CS score -2.54 p=0.0048 N=32 -2.48 p=0.0017 All CRS without Nasal Polyps with Ethmoid Opacification >25% N=38

Targeted Go-to-Market Strategy

Significant market opportunity with targeted focus on ENTs specializing in sinus procedures

~4M of Eligible Polyp and Non-Polyp Patients

Annual Incidence of CRS in the U.S.



CRS with Polyps (~30%)(1)
CRS without Polyps (~70%)(1)
~2.4M
CRS patients treated(2)
~5.6M
~1.2M
(Eligible Population)
CRS patients failing medical management(3)
~2.8M
(Eligible Population)
~420K
CRS patients currently presenting to an ENT(4)
~980K

Targeted Patient and Physician Base

Highly Accessible Patients



4M
Failed
Patients
1.4M

1.4M failed CRS patients actively seek care from ENT annually[5]

Specialist Physicians



10,000
ENTs
1,800

1,800 ENTs manage ~80% of CRS volume[6]

LYRA THERAPEUTICS

Note: Clinical development for LYR-220 is currently paused. (1) Biomedical Insights Market Sizing Assessment 2020; (2) Jang et al. Otolaryngol Head Neck Surg, 2018; (3) Baguley et al. Int Forum Allergy Rhinol, 2014;4(7):525-32; (4) OM1 Real World Data Cloud (OM1, Inc, Boston, MA, US), 2015 – 4/2019. Analysis 9/2019; (5) OM1 Real World Data Cloud (OM1, Inc, Boston, MA, US), 2015 – 4/2019. Analysis 9/2019; (6) IQVIA In-Office Medical Claims Data, June 2021.

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Key Milestones May 2024: Data readout from ENLIGHTEN 1 Q4 2024: Extension study data from ENLIGHTEN 1 2H 2024: Complete enrollment in ENLIGHTEN 2 2Q 2025: Data readout from ENLIGHTEN 2 2H 2025: Clarity from FDA on NDA strategy for CRS without Nasal Polyps Est. 1H 2026: Initiation of pivotal phase 3 trial for CRS without Nasal Polyps* * Subject to the completion of a financing sufficient to fund the trial.